Dreyfus Asset Allocation Fund, Inc.

                      Supplement dated January 28, 1999
                                   to the
                     Statement of Additional Information
                           dated September 1, 1998


      The following replaces the third sentence of the third full paragraph of the section of the Fund's Statement of Additional Information entitled:
"Management Agreement."

     As of January 28, 1999, the Fund's portfolio managers are Messrs. Steven A. Falci, Timothy Ghriskey, Michael Hoeh, John Koerber and Gerald Thunelius.